                                                                    EXHIBIT 10.4


                           THIRD AMENDMENT AND WAIVER

          THIS THIRD AMENDMENT AND WAIVER (this "Amendment") dated as of November 23, 2005 (the "Amendment Effective Date"), is by and among Willbros Group, Inc., a Republic of Panama corporation (herein referred to as the "Company"); the financial institutions parties hereto which are Banks under the Credit Agreement (as defined below); and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Banks (in such capacity, the "Agent"), and amends the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended by the First Amendment and Waiver dated as of August 6, 2004, and the Second Amendment and Waiver dated as of July 19, 2005 (the "Second Amendment"), among the Company, the Designated Subsidiaries from time to time (WGI and such Designated Subsidiaries collectively, the "Obligors" and individually, an "Obligor"); the several financial institutions from time to time parties thereto as Banks, Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as a Bank, as Issuing Bank (as defined herein), as Agent, and as Lead Arranger and Book Runner; and CIBC, Inc., as Syndication Agent (as previously amended and modified, the "Credit Agreement").

                             PRELIMINARY STATEMENTS

          WHEREAS, as of the date hereof, certain Events of Default described as the "Existing Defaults" in the Second Amendment have not been cured or waived and remain in effect as of the date hereof, and certain matters described as the "Probable Defaults" in the Second Amendment have now become Events of Default and also have not been cured or waived and remain in effect as of the date hereof (collectively, such Existing Defaults and such Probable Defaults which are now Events of Default are hereinafter called the "Second Amendment Defaults");

          WHEREAS, as of the date hereof, the Company believes that (i) it will fail to maintain a minimum cash balance of $15,000,000 after the date hereof in accordance with the terms of Section 4.8 of the Credit Agreement ("Minimum Cash Balance Default"), (ii) it probably failed to comply with its covenant in
Section 9.12 (Consolidated Tangible Net Worth) as of the fiscal quarter ending September 30, 2005 and possibly for earlier fiscal quarters during 2005 ("Tangible Net Worth Default"), and (iii) it probably failed, and will fail, to comply with its covenant in Section 9.13 (Fixed Charge Coverage Ratio) as of each of the fiscal quarters ending September 30, 2005, December 31, 2005 and March 31, 2006 ("Fixed Charge Coverage Default");

          WHEREAS, as of the date hereof, the Company believes that it will fail to timely deliver (i) its unaudited quarterly financial statement for the fiscal quarter ending September 30, 2005 and accompanying certificates as required under Section 8.1(c) and 8.2(b) of the Credit Agreement, and (ii) the Borrowing Base Certificate for the month of September, 2005, in accordance with the terms of Section 4.2 of the Credit Agreement (collectively, the "New Probable Defaults");

          WHEREAS, the Company has requested the Banks (i) to permanently waive the Second Amendment Defaults and the Tangible Net Worth Default, (ii) to waive the Minimum Cash Balance Default and Fixed Charge Coverage Default for the period through March 31, 2006, (iii) to waive the New Probable Defaults for the period through December 15, 2005, (iv) to restore the Company's ability to borrow Loans under the Credit Agreement up to $30,000,000, (v) to consent to the Company's sale of the Opal Facility, and (vi) to amend certain provisions of the Credit Agreement in order to restore compliance with its obligations under such provisions following such amendments and the aforementioned waivers; and

          WHEREAS, the Banks have agreed to such waivers and amendments subject to the terms and conditions set forth in this Amendment;

                                    AGREEMENT

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

     Section 1. Waivers.

     (a) The Banks hereby agree to permanently waive the Second Amendment Defaults and the Tangible Net Worth Default and to restore the availability of Loans under the Credit Agreement subject to the terms and conditions therein, as modified by this Amendment.

     (b) The Banks hereby agree to waive the Minimum Cash Balance Default and the Fixed Charge Coverage Default for the quarters ending September 30, 2005, December 31, 2005, and March 31, 2006;

     (c) The Banks hereby agree to waive, subject to the conditions described below, from the Amendment Effective Date until December 15, 2005 (the "Waiver Period"), the New Probable Defaults, and further agree that such waiver of the New Probable Defaults shall automatically become permanent, effective as of the last day of the Waiver Period, only if the Company shall have delivered to the Agent each of the following, substantively in the form required under the terms of the Credit Agreement, and the Agent shall have confirmed such delivery to the Borrower and the Banks:

          (i) the Company's audited consolidated annual financial statements for the year ended December 31, 2004, together with the certificates required to be delivered with such financial statements pursuant to Section 8.1(c) and Section 8.2(a) of the Credit Agreement, to be delivered on or before November 30, 2005;

          (ii) the Company's unaudited consolidated quarterly financial statement for the fiscal quarter ending March 31, 2005, together with the certificates required to be delivered with such financial statements pursuant to Section 8.1(c) and Section 8.2(b) of the Credit Agreement, to be delivered on or before November 30, 2005;

          (iii) the Company's unaudited consolidated quarterly financial statement for the fiscal quarter ending June 30, 2005, together with the certificates required to be delivered with such financial statements pursuant to Section 8.1(c) and Section 8.2(b) of the Credit Agreement, to be delivered on or before November 30, 2005;

          (iv) the Company's unaudited consolidated quarterly financial statement for the fiscal quarter ending September 30, 2005, together with the certificates required to be delivered with such financial statements pursuant to Section 8.1(c) and Section 8.2(b) of the Credit Agreement, to be delivered on or before December 15, 2005; and

          (v) a completed and certified Borrowing Base Certificate for October, 2005 in accordance with the terms of Section 4.2 of the Credit Agreement, to be delivered on or before December 15, 2005.

     (d) The express waivers set forth in this Section 1 are the only waivers provided by the Agent and the Banks pursuant to this Agreement, and all other rights and remedies of the Agent and the Banks under the Credit Agreement remain unchanged.

     Section 2. Amendment of Credit Agreement. As of the Amendment Effective Date, the Credit Agreement is amended as follows:

     (a) Section 1.1. Section 1.1 is amended by (i) deleting the definition for the term "Pricing Schedule" in its entirety, (ii) restating the definitions for "Applicable Margin", "Asset Sale," "Convertible Notes" and "Loan Limit" in their entirety as follows, and (iii) adding a new definition for the term "Loan Maturity Date" as follows:

          "Applicable Margin" means (i) on any day when no Event of Default has occurred and is continuing, the per annum percentage, expressed in basis points, set forth for such interest and fees below, and (ii) on any day when an Event of Default has occurred and is continuing, the "Applicable Margin" determined pursuant to clause (i) above for the applicable interest or fees, plus two hundred (200) basis points per annum.

Commitment Fees:        0.75%
Eurodollar Loans        5.00%
Base Rate Loans         3.50%
Commercial LC Fees      3.00%
Performance SBLC Fees   3.00%
Financial SBLC Fees     5.00%

          "Asset Sale" means the sale, lease, transfer, or other disposition for value of any Collateral, whether voluntary or involuntary, by the Company or any of its Subsidiaries to any Person other than an Obligor; provided, however, that any Excluded Asset Sale shall not be an Asset Sale for purposes of this Agreement. For purposes of this definition, the term "Excluded Asset Sale" means any sale, transfer or other disposition of Collateral where the Net Cash Proceeds of such sale, transfer or other disposition would not cause the aggregate amount of Asset

     Sales completed on or after November 1, 2005, to exceed $100,000 or the Dollar Equivalent thereof.

          "Convertible Notes" means (i) the unsecured convertible notes issued or to be issued by the Company on or after the Closing Date on terms reasonably satisfactory to the Agent, and (ii) unsecured convertible notes to be issued by the Company on or after November 23, 2005 on terms reasonably satisfactory to the Agent.

          "Loan Limit" means $30,000,000, less the aggregate amount of any Loans prepaid pursuant to any mandatory prepayment under Section 2.6 at any time after November 23, 2005.

          "Loan Maturity Date" means May 23, 2006.

     (b) Section 2.1. Section 2.1 is amended by replacing the term "Maturity Date" in each place it appears in such Section with the term "Loan Maturity Date."

     (c) Section 2.6. Section 2.6 is amended by replacing paragraph (f) thereof in it entirety as follows:

          (f) Additional Capital. On the date of any Obligor's receipt of Net Cash Proceeds of (i) any Equity Issuance, (ii) any capital markets transaction (debt or equity), whether public or private, or (iii) any third party capital infusion, the Company shall cause one or more Borrowers to prepay Loans in an aggregate amount equal to the lesser of (i) such Net Cash Proceeds or (ii) the Loans then outstanding, together with any amount required to be paid in connection therewith pursuant to Section 5.12.

     (d) Section 2.7. Section 2.7 is amended by replacing the term "Maturity Date" in each place it appears in such Section with the term "Loan Maturity Date."

     (e) Section 3.1(a). Section 3.1(a) is amended by adding "or (z) the aggregate Letter of Credit Obligations would exceed $70,000,000" at the end of clause (i) thereof.

     (f) Section 4.7. Section 4.7 is hereby amended and restated in its entirety as follows:

               4.7 Mandatory Reduction of Total Commitment. The Total Commitment shall be automatically and permanently reduced as follows:

               (a) Upon the date of receipt by the Company or any of its Subsidiaries of any Net Cash Proceeds of any Financing Transaction, the Total Commitment shall automatically and permanently be reduced by an amount equal to the lesser of (i) such Net Cash Proceeds or (ii) the Loan Limit.

               (b) Upon the date of any mandatory prepayment of Loans pursuant to Section 2.6 (d), (e), or (f), the Total Commitment shall automatically and permanently be reduced by an amount equal to the lesser of (i) such Net Cash Proceeds or (ii) the Loan Limit in effect immediately prior to the making of such mandatory prepayment.

          Any reduction of the Total Commitment pursuant to this Section 4.7 shall be applied to ratably reduce the Commitment of each Bank by an amount equal to such Bank's Percentage Share of the amount of the mandatory reduction of the Total Commitment.

     (g) Section 9.12. Section 9.12 is amended by restating such Section in its entirety as follows:

          9.12 Consolidated Tangible Net Worth. The Company shall not permit its Consolidated Tangible Net Worth as at the end of any fiscal quarter after September 30, 2005 to be less than the sum of (a) $140,000,000 plus (b) 75% of the Company's cumulative net income for each fiscal quarter (without deduction for loss) beginning with the fiscal quarter ended December 31, 2005 plus (c) 100% of the Net Cash Proceeds received by the Company with respect to any Equity Issuance after November 21, 2005, plus (d) the net amount of capital deemed to have been contributed to the Company as a result of the conversion of the Convertible Notes to common stock of the Company.

     (h) New Article IX Sections. Article IX is amended by adding the following new Sections 9.20, 9.21 and 9.22:

          Section 9.20. Minimum Adjusted EBITDA. The Company shall not permit its Adjusted EBITDA to be less than (i) $3,000,000, for the period beginning on October 1, 2005 and ending on October 31, 2005, (ii) $8,000,000, for the period beginning on October 1, 2005 and ending on November 30, 2005, (iii)$12,000,000, for the period beginning on October 1, 2005 and ending on December 31, 2005, (iv) $14,000,000, for the period beginning on October 1, 2005 and ending on January 31, 2006, (v) $17,000,000, for the period beginning on October 1, 2005 and ending on February 28, 2006, (vi) $24,000,000, for the period beginning on October 1, 2005 and ending on March 31, 2006, (vii) $28,000,000, for the period beginning on October 1, 2005 and ending on April 30, 2006, and (viii) $32,000,000, for the period beginning on October 1, 2005 and ending on May 31, 2006. Compliance with this covenant will in each case be reported by the Company not later than 45 days following the end of each calendar month.

          Section 9.21. Maximum Quarterly Capital Expenditures. The Company shall not permit Capital Expenditures of the Obligors (i) during the fiscal quarter ending December 31, 2005, to exceed $7,500,000 in the aggregate, and (ii) during the fiscal quarter ending March 31, 2006, to exceed $10,000,000 in the aggregate.

          Section 9.22. Minimum Current Ratio. The Company shall not permit its consolidated ratio of current assets to current liabilities, determined on a quarterly basis in accordance with GAAP for the fiscal quarters ending December 31, 2005 and March 31, 2006, to be less than 1.00 to 1.00.

     (i) Annex D. The Pricing Schedule attached as Annex D to the Credit Agreement is hereby deleted.

     Section 3. Interim Additional Agreements. Notwithstanding anything to the contrary in the Credit Agreement, the Banks and the Company agree that the following agreements shall apply as if fully incorporated into the terms of the Credit Agreement:

     (a) Prior to the Agent's confirmation to the Company and the Banks that the New Probable Defaults have been permanently waived by the Banks, the Company agrees as follows:

          (i) The Company shall provide to the Agent uncertified draft forms (in each case on or before the time it would have been required to deliver final forms thereof in accordance with the terms of the Credit Agreement) of (x) its unaudited quarterly financial statement for the fiscal quarter ending September 30, 2005 and accompanying certificates as required under
     Section 8.1(c) and 8.2(b) of the Credit Agreement (the "Draft September Quarterly Financials") and (y) Borrowing Base Certificates for the months of September and October, 2005, and the numbers included in such Borrowing Base Certificates shall be used to calculate the Net Borrowing Base in accordance with the Credit Agreement as modified by paragraph (c) below; and

          (ii) The Company shall provide to the Agent a monthly compliance certificate executed by a Responsible Officer and delivered prior to 45 days following the end of each calendar month up to and including May, 2006, certifying compliance with Section 9.20 of the Credit Agreement, as amended by this Amendment.

          (iii) At all times prior to March 31, 2006, the Net Borrowing Base as determined by the Company and confirmed by the Agent pursuant to Sections
     4.2 and 4.4, respectively, shall be equal to the Gross Borrowing Base less Local Debt as of the Calculation Date, and no calculation of the Net Borrowing Base made at any time prior to such date shall give effect to clause (a)(ii) of the definition of Net Borrowing Base.

          (iv) At any time prior to the Company's delivery to the Agent of the completed and certified Borrowing Base Certificate for the month of October, 2005, (i) the numbers provided by the Company in any uncertified draft form of Borrowing Base Certificate pursuant to paragraph (a) of this
     Section 3 shall be used in making any such calculation by the Company pursuant to Section 4.2 of the Credit Agreement, and (ii) in consideration of the Banks' agreement to use the numbers provided by the Company in any uncertified draft form of Borrowing Base Certificate delivered in accordance with this Amendment, the Company hereby represents and warrants to the Agent, the Issuing Bank and the Banks that, as of the date each such uncertified Borrowing Base Certificate is delivered to the Banks, the Company shall be deemed to have represented and warranted to the Banks that, to its best knowledge as of the date of any such certificate,

     (A) each of the calculations provided therein are accurate and complete based on preliminary financial statements of the Company, subject to adjustment upon the completion of the Company's audit for the year ended December 31, 2004, and such information correctly sets forth the components of the Gross Borrowing Base and does not include in any such component any asset of an Obligor which the Company actually knows as of such date would not qualify for inclusion in the determination of the Gross Borrowing Base in accordance with the terms and provisions of the Credit Agreement (including without limitation all relevant defined terms) as of the Calculation Date, and (B) the Company and the Obligors are in compliance with all of the material terms and conditions of the Credit Agreement as of such date and no Default has occurred and is continuing as of such date other than a Default that has been expressly waived pursuant to the terms of any then effective waiver given in accordance with the Credit Agreement.

          (v) The Company shall not permit any Obligor to enter into any Financing Transaction.

     (b) The Company shall cause its quarterly compliance certificate to be delivered pursuant to Section 8.2(b) to include, for each relevant fiscal quarter through and including the fiscal quarter ending March 30, 2006, specific reference and supporting information regarding compliance with Sections 9.21 and
9.22 of the Credit Agreement, as amended by this Amendment

     (c) No later than 12 p.m. (New York time) each Monday through and including the Monday of April 3, 2006, the Company shall provide to the Agent a cash report certified by a Responsible Officer in form and substance satisfactory to the Agent, certifying the Company's cash position as of the close of business the immediately preceding Friday, and a five week forecast of the Obligors' cash requirements,

     (d) Simultaneously with the delivery of the Borrowing Base Certificates for the months of September, October, November and December 2005 and January and February 2006, the Company shall provide to the Agent a contract status and back-log report (also known as a Schedule 8-A) certified by a Responsible Officer in form and substance satisfactory to the Required Banks and the Agent (such form to be determined prior to the effectiveness of this Amendment), which will list each existing contract or order (a "Contract") between an Obligor and a Customer, the total value of such Contract, the percentage of work completed under such Contract, the amount billed by the Obligors under such Contract, the aggregate amount received from the Customer, the aggregate amount due and owing under such Contract, and any remaining backlog, among other information.

     (e) The Company shall make available for review at the Company's offices by a representative of the Banks and counsel to the Banks, investigative documentation relating to the Audit Committee's internal investigation, and shall make available representatives of the Company, including without limitation the Company's General Counsel, to meet with such Bank representative and counsel to discuss the Audit Committee's internal investigation, provided such review and meeting shall occur and be completed no later than six (6) months after the Amendment Effective Date.

     Section 4. Consent to Sale of Opal Facility. The Banks hereby consent to the sale of the Opal Facility by Mt. West provided that (i) such sale is on market terms and for fair market value in an arms length transaction, and (ii) the provisions in the Credit Agreement regarding Asset Sales, as amended hereby, shall apply. Effective upon the consummation of any such sale, the security interests in assets comprising the Opal Facility granted pursuant to the Security Agreement in favor of the Agent for the benefit of the Secured Parties shall be released pursuant to documentation reasonably acceptable to the Agent.

     Section 5. Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date when the Agent has confirmed (and has so notified the Company and the Banks) that it has received:

          (a) counterparts hereof duly executed by the Obligors and the Required Banks;

          (b) a Certificate of the Company, signed on behalf of the Company by its President or Chief Financial Officer, dated as of the date hereof, certifying that, after giving effect hereto, the following statements shall be true:

               (i) the representations and warranties of each Obligor contained in the Credit Documents are correct in all material respects on and as of such date (other than those representations and warranties that (A) expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date, or (B) relate to the matters described as Identified Defaults), as though made on and as of such date; and

               (ii) no event has occurred and is continuing, or is anticipated to occur prior to the end of the Waiver Period, which constitutes (or would constitute when it occurs) a Default, an Event of Default or both unless waived by this Amendment;

          (c) payment to the Agent for the account of each Bank which has executed this Amendment and has returned an executed counterpart thereof to the Agent prior to 12:00 noon (New York City time) on the Amendment Effective Date, a fee of 0.25% of such Bank's Commitment;

          (d) payment to the Agent of any fees and expenses payable in respect of this Amendment, as set forth in any separate letter agreement executed by the Company and the Agent; and

          (e) the Agent and the Required Banks have approved the form of the contract status and back-log report to be delivered pursuant to Section 3(b)(iv) of this Amendment.

     Section 6. Amendment and Ratification. Upon the effectiveness hereof as provided in the foregoing Section 5, this Amendment shall be deemed to be an amendment and waiver to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as modified hereby.

     Section 7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 8. Descriptive Headings, Etc. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 10. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so under applicable law, any and all right to trial by jury in any action or proceeding arising out of or relating to any Loan Document or the transactions contemplated hereby or thereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

                                        OBLIGORS:

                                        WILLBROS GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS U.S.A., INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS INTERNATIONAL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS WEST AFRICA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS (NIGERIA) LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS (OFFSHORE) NIGERIA LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS MIDDLE EAST, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WILLBROS RPI, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CONSTRUCTORA CAMSA, C.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS OPERATING SERVICES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS ENERGY SERVICES COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS MARINE ASSETS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INTERNATIONAL PIPELINE EQUIPMENT, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS TRANSANDINA S.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WILLBROS ENGINEERS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ESCA EQUIPMENT SERVICE C.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS MSI CANADA INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WILLBROS CONSTRUCTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS PACIFIC INDUSTRIAL ELECTRIC,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS PROCESS ENGINEERING DESIGN,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WILLBROS PROCESS ELECTRIC AND CONTROL,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILLBROS MT. WEST, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        AGENT:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ISSUING BANK:


                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LEAD ARRANGER AND BOOK RUNNER:


                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        SYNDICATION AGENT:

                                        CIBC INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANKS:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ABU DHABI INTERNATIONAL BANK INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ARAB BANKING CORPORATION (B.S.C.)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THE BANK OF NOVA SCOTIA


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANK OF TEXAS, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CIBC INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        COMMERCEBANK, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        COMPASS BANK


                                        By:
                                            ------------------------------------
                                        Name: Collis G. Sanders
                                        Title: Senior Vice President

                                        JPMORGAN CHASE BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        NATEXIS BANQUES POPULAIRES


                                        By:
                                            ------------------------------------
                                        Name: Tim Polvado
                                        Title: Vice President and Manager


                                        By:
                                            ------------------------------------
                                        Name: Renaud d'Herbes
                                        Title: Senior Vice President and
                                               Regional Manager

                                        RZB FINANCE, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        AMEGY BANK NATIONAL ASSOCIATION
                                        (formerly known as Southwest Bank of
                                        Texas, NA)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------